SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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AllianzGI Managed Accounts Trust

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ALLIANZGI MANAGED ACCOUNTS TRUST

1633 Broadway

New York, New York 10019

For proxy information, please call [—]

Dear Shareholder:

On behalf of the Board of Trustees of AllianzGI Managed Accounts Trust (the “Trust”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of each series of the Trust (each, a “Portfolio,” and, together, the “Portfolios”) to be held on June 9, 2014, at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, at 10:30 A.M., Eastern Time.

As discussed in more detail in the enclosed Proxy Statement, at the Special Meeting, the shareholders of each Portfolio will be asked to approve a new Investment Advisory Contract (the “Proposed Advisory Agreement”) between the Trust, on behalf of such Portfolio, and PIMCO, which currently serves as sub-adviser to each Portfolio (“Proposal 1”); and elect or re-elect, as applicable, eight Trustees of the Trust, seven of whom are currently Trustees of the Trust (“Proposal 2”).

Upon shareholder approval and effectiveness of the Proposed Advisory Agreement, PIMCO will become each Portfolio’s investment adviser and in that capacity will continue to provide the day-to-day portfolio management services it currently provides to each Portfolio as its sub-adviser. In addition, PIMCO will enter into a new Supervision and Administration Agreement (the “PIMCO Administration Agreement”) with the Trust and begin providing supervisory and administrative services to the Portfolios, in replacement of Allianz Global Investors Fund Management LLC (“AGIFM”), the Trust’s current administrator. Upon the effectiveness of the Proposed Advisory Agreement and PIMCO Administration Agreement, the current investment advisory agreement and administration agreement between the Trust, on behalf of the Portfolios, and AGIFM and portfolio management agreement between AGIFM and PIMCO with respect to the Portfolios will terminate. If the Proposed Advisory Agreement is approved by shareholders of each Portfolio, the Proposed Advisory Agreement and the PIMCO Administration Agreement will become effective at a date and time mutually agreeable to the Portfolios, PIMCO and AGIFM in order to effect an efficient transition for the Portfolios and their shareholders. It is expected that, upon the effectiveness of the Proposed Advisory Agreement, the Trust will change its name to PIMCO Managed Accounts Trust, although the names of the individual Portfolios will not change.

Your vote is important

After considering Proposal 1, the Board of Trustees unanimously voted to approve the Proposed Advisory Agreement for the Portfolios and to recommend that the shareholders of each Portfolio vote in favor of Proposal 1, as more fully described in the accompanying Proxy Statement.

After considering Proposal 2, the Nominating Committee of the Board of Trustees unanimously nominated each of the proposed candidates for election or re-election, as applicable, as Trustees of the Trust and the Board of Trustees unanimously voted to approve the nomination of each candidate for election or re-election, as applicable, and to recommend that Shareholders of each Portfolio vote in favor of each candidate, as more fully described in the accompanying Proxy Statement.

Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you do not expect to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card(s) promptly in the accompanying postage-prepaid envelope, or give your voting instructions by telephone or via the Internet, in order to avoid the expense of additional mailings or having our proxy solicitor, [—], telephone you, and to ensure that the special meeting can be held as scheduled. Please call [—] if you have any questions about the Proxy Statement or the proposals, or if you would like additional information.

Thank you in advance for your participation in this Special Meeting of Shareholders.

Sincerely,

Hans W. Kertess

Chairman of the Board

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2014

ALLIANZGI MANAGED ACCOUNTS TRUST

Fixed Income SHares: Series C

Fixed Income SHares: Series M

Fixed Income SHares: Series R

Fixed Income SHares: Series TE

Fixed Income SHares: Series LD

1633 Broadway

New York, New York 10019

To the Shareholders of the above-referenced series (each, a “Portfolio,” and, together, the “Portfolios”) of the AllianzGI Managed Accounts Trust (the “Trust”):

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the Portfolios will be held at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014 at 10:30 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

To be voted on by all Shareholders of each Portfolio, voting separately:

1.	The approval of a new Investment Advisory Contract between the Trust, on behalf of such Portfolio, and PIMCO (“Proposal 1”);

To be voted on by all Shareholders of each Portfolio, voting together:

2.	The election or re-election of Trustees of the Trust (“Proposal 2,” and, together with Proposal 1, the “Proposals”); and

3.	The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the Proposals specified above.

The Board of Trustees of the Trust has fixed the close of business on April 9, 2014 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Board of Trustees of the Trust,
Thomas J. Fuccillo Secretary

New York, New York

[—], 2014

No matter how many shares you own, your timely vote is important. If you do not expect to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card(s) promptly in the accompanying postage-prepaid envelope, or give your voting instructions by telephone or via the Internet, in order to avoid the expense of additional mailings or having our proxy solicitor, [—], telephone you, and to ensure that the special meeting can be held as scheduled. Please call [—] if you have any questions about the Proxy Statement or the proposals, or if you would like additional information.

ALLIANZGI MANAGED ACCOUNTS TRUST

1633 Broadway

New York, New York 10019

Fixed Income SHares: Series C

Fixed Income SHares: Series M

Fixed Income SHares: Series R

Fixed Income SHares: Series TE

Fixed Income SHares: Series LD

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON JUNE 9, 2014

This proxy statement (the “Proxy Statement”) and the Annual Report to Shareholders for AllianzGI Managed Accounts Trust’s fiscal year ended October 31, 2013 are also available at http://us.allianzgi.com/Products/Pages/AGIMATFixedIncomeSHaresFISH.aspx.

PROXY STATEMENT

[—], 2014

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of AllianzGI Managed Accounts Trust (the “Trust”) of the holders (the “Shareholders”) of common shares (the “Shares”) of each series of the Trust listed above (each, a “Portfolio,” and, together, the “Portfolios”) of proxies to be voted at the Special Meeting of Shareholders of the Portfolios and any adjournment(s) or postponement(s) thereof (the “Special Meeting”). The Special Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014, at 10:30 A.M., Eastern Time.

The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about [—], 2014.

The Board has fixed the close of business on April 9, 2014 as the record date (the “Record Date”) for the determination of Shareholders entitled to receive notice of, and to vote at, the Special Meeting. At the Special Meeting, all Shareholders of a Portfolio will have equal voting rights (i.e., one vote per Share). As summarized below, Shareholders of each Portfolio have the right to vote on:

To be voted on by all Shareholders of each Portfolio, voting separately:

1.	The approval of a new Investment Advisory Contract between the Trust, on behalf of such Portfolio, and PIMCO (“Proposal 1”);

To be voted on by all Shareholders of each Portfolio, voting together:

2.	The election or re-election of Trustees of the Trust (“Proposal 2,” and, together with Proposal 1, the “Proposals”); and

3.	The transaction of such other business as may properly come before the Special Meeting.

The approval and implementation of Proposal 1 for any Portfolio is contingent upon the approval of Proposal 1 by all Portfolios, but is not contingent upon the approval of Proposal 2. Except with respect to the election of Craig A. Dawson, a nominee to serve as Trustee, the election of Trustees under Proposal 2 is not contingent upon the approval of Proposal 1 by any or all of the Portfolios. The election of Mr. Dawson as a Trustee of the Trust is contingent upon the approval of Proposal 1 by Shareholders of each Portfolio.

Section I of this Proxy Statement contains information relating to Proposal 1 to approve a new Investment Advisory Contract between the Trust, on behalf of each Portfolio, and PIMCO. Section II of this Proxy Statement contains information relating to Proposal 2 to elect or re-elect, as applicable, Trustees of the Trust. Section III contains additional background information about the Trust, the Portfolios’ current and proposed investment adviser, the Trust’s administrator and principal underwriter and distributor, and other matters. Section IV contains general information about the Special Meeting and shareholder voting.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Special Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the Trust at 1633 Broadway, New York, New York 10019, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Special Meeting and voting in person. Please call [—] for information on how to obtain directions to attend the Special Meeting and vote in person. If any proposal for the Trust or a Portfolio, other than the Proposals set forth herein, properly comes before the Special Meeting, the persons named as proxies will vote on such proposal in their sole discretion.

The principal executive offices of the Trust are located at 1633 Broadway, New York, New York 10019. Allianz Global Investors Fund Management LLC (“AGIFM”) currently serves as the investment adviser and administrator of each Portfolio and retains its affiliate, PIMCO, to serve as the sub-adviser of each Portfolio. Additional information about AGIFM and PIMCO may be found under “Information about AGIFM” and “Information about PIMCO,” respectively, below.

Please read the Proxy Statement before voting on the Proposals. Please call [—] if you have any questions about the Proxy Statement or the Proposals, or if you would like additional information.

PIMCO (and not the Trust) will bear all expenses associated with the Special Meeting. The proxy materials sent to each Shareholder will include that Shareholder’s unique control number needed to vote his, her or its Shares. If you need additional copies of this Proxy Statement, please call [—].

The Trust’s most recent annual and semi-annual reports to Shareholders are available at no cost. You may read, print, or request mail delivery of a copy of such reports through our website at http://us.allianzgi.com/Products/Pages/AGIMATFixedIncomeSHaresFISH.aspx. You may also request a report by calling [—] or by writing to the Trust at 1633 Broadway, New York, New York, 10019.

OVERVIEW

The following questions and answers provide an overview the Proposals on which you are being asked to vote. Please read the remainder of this Proxy Statement for additional information and further details about Proposals and the Board’s and PIMCO’s rationale for recommending them to Shareholders. Your vote is important.

QUESTIONS AND ANSWERS

Q:	WHAT IS BEING PROPOSED?

A:	The Board and PIMCO are recommending that PIMCO, the Portfolios’ current sub-adviser, replace its affiliate AGIFM as the investment adviser of each Portfolio pursuant to a proposed new investment advisory contract between the Trust, on behalf of each Portfolio, and PIMCO (the “Proposed Advisory Agreement”). Under the Proposed Advisory Agreement, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to each Portfolio as its sub-adviser, and the same investment professionals who are currently responsible for managing each Portfolio will continue to do so following the proposed transition. In addition, PIMCO will enter into a new Supervision and Administration Agreement (the “PIMCO Administration Agreement”) with the Trust and begin providing supervisory and administrative services to the Portfolios, in replacement of AGIFM, which serves as the Trust’s current administrator. Accordingly, if Proposal 1 is approved, PIMCO personnel will replace AGIFM personnel as Trust officers and in other roles to provide and/or oversee the administrative, accounting/financial reporting, compliance, legal, distribution, transfer agency, shareholder servicing and other services required for the daily operations of the Portfolios. In addition, if Proposal 1 is approved by Shareholders of each Portfolio, the Trust, on behalf of the Portfolios, will enter into a new Distribution Contract (the “Distribution Contract”) with PIMCO Investments LLC (“PIMCO Investments”), a U.S. registered broker-dealer affiliate of PIMCO, under which PIMCO Investments will provide the distribution services for the Portfolios that are currently provided by Allianz Global Investors Distributors LLC (“AGID”), an affiliate of AGIFM. See “Description of the Proposed Advisory Agreement,” “Description of the PIMCO Administration Agreement” and “Description of the Distribution Contracts” below. If the Proposed Advisory Agreement is approved by Shareholders of each Portfolio, the Proposed Advisory Agreement and the PIMCO Administration Agreement will become effective at a date and time mutually agreeable to the Portfolios, PIMCO and AGIFM (the “Transition Date”), and the new Distribution Contract will become effective at a date and time mutually agreeable to the Trust, PIMCO Investments and AGID, each in order to effect an efficient transition for the Portfolios and their Shareholders. In addition, it is expected that, upon the effectiveness of the Proposed Advisory Agreement, the Trust will change its name to PIMCO Managed Accounts Trust, although the names of the individual Portfolios will not change.

The Board is also recommending (i) that the following individuals, who are currently not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Trustees”), be elected or re-elected, as applicable, by Shareholders as Trustees of the Trust: Hans W. Kertess, Deborah A. DeCotis, Bradford K. Gallagher, James K. Jacobson, William B. Ogden, IV and Alan Rappaport; (ii) that the following individual, who is currently a Trustee who is an

“interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”), be re-elected as a Trustee of the Trust: John C. Maney; and (iii) that the following “interested person” of the Trust, who is not currently a Trustee of the Trust, be elected as an Interested Trustee of the Trust: Craig A. Dawson (each, a “Nominee,” and, together, the “Nominees”). The election of each Nominee other than Mr. Dawson will be effective upon such Nominee’s receiving the required vote for his or her election, as discussed below. The election of Mr. Dawson is contingent upon the approval of Proposal 1 by Shareholders of each Portfolio and is expected to be effective on the Transition Date.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	The Board recommends that you vote “FOR” Proposal 1 and Proposal 2, as described in this Proxy Statement.

Q:	WHY ARE THE BOARD AND PIMCO RECOMMENDING THIS CHANGE IN THE PORTFOLIOS’ MANAGEMENT STRUCTURE AT THIS TIME?

A:	AGIFM and PIMCO are affiliates that are part of the global asset management business of Allianz SE (ALV.XE) (“Allianz”); each is a direct or indirect subsidiary of Allianz Asset Management of America L.P. (“AAM”). Effective January 1, 2012, Allianz reorganized its asset management business under AAM to give better visibility to its two main brands, PIMCO and Allianz Global Investors, and to better enable each asset management business to serve its clients worldwide. Allianz developed this new approach in an effort to move away from a family of boutiques model to a clear “two pillar” structure (i.e., with Allianz Global Investors and PIMCO as the two pillars). The reorganization was also designed to allow for clearer branding and product differentiation between PIMCO and Allianz Global Investors for intermediaries, clients and the investing public to allow for greater focus and exposure for the breadth and strength of products of both the PIMCO and Allianz Global Investors brands worldwide.

While AGIFM has served the Portfolios well for many years, the proposal to replace AGIFM with PIMCO as the Portfolios’ investment adviser and administrator, and for PIMCO Investments to serve as the Portfolios’ principal underwriter and distributor, is a natural next step in the broader PIMCO/Allianz Global Investors reorganization effort initiated in 2012. Following the proposed transition, PIMCO will assume sole management responsibility for the Portfolios and AGIFM will continue to serve as manager/administrator for numerous other closed- and open-end funds managed within the Allianz Global Investors pillar of the Allianz asset management business.

As described below, the Board and PIMCO also believe that the Proposal will benefit the Portfolios’ Shareholders.

Q:	WHAT ARE THE EXPECTED BENEFITS TO SHAREHOLDERS OF MOVING TO THE NEW PIMCO-ONLY MANAGEMENT STRUCTURE?

A:	The Board and PIMCO believe that the Portfolios’ Shareholders will benefit by moving to a PIMCO-only management and distribution structure. This is because PIMCO, together with its affiliate PIMCO Investments, can offer the Portfolios an integrated set of high-quality investment advisory, administrative and distribution services under a single platform, which we believe will allow for greater efficiencies and enhanced coordination among various investment advisory, administrative and distribution functions. The PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, distribution, shareholder communications/services and technology, and we believe that the Portfolios and Shareholders will benefit by having all these services provided “under one roof” by the highly experienced team at PIMCO.

Consistent with the rationale behind the broader Allianz Global Investors/PIMCO restructuring mentioned above, the proposed PIMCO-only management structure for the Portfolios aligns with the “two pillar” approach adopted by Allianz with respect to other PIMCO and Allianz Global Investors products globally.

Q:	WILL THE FEES AND EXPENSES BORNE BY THE PORTFOLIOS CHANGE OR INCREASE AS A RESULT OF PROPOSAL 1?

A:

No. Currently, none of the Portfolios bear any direct advisory, administrative, distribution or other fees. AGIFM also pays or reimburses all expenses associated with operating each Portfolio, other than any extraordinary expenses or expenses incurred as a result of Portfolio investments, including interest expenses. This fee and expense structure will remain in place for each Portfolio if the Proposed Advisory Agreement is approved and PIMCO replaces AGIFM as the Portfolios’ investment adviser under the Proposed Advisory Agreement and as their administrator under the PIMCO Administration Agreement. With respect to each Portfolio (as defined in this Proxy Statement), PIMCO will receive no compensation under the Proposed Advisory Agreement or the PIMCO Administration Agreement and PIMCO Investments will receive no compensation under its Distribution Contract with the Trust. Further, under the PIMCO Administration Agreement, PIMCO, at its expense, would be required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party services providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. In addition, PIMCO will enter into an Expense Limitation Agreement with the Trust, with respect to each Portfolio, pursuant to which, so long as PIMCO serves as the investment adviser to the Portfolio, it will agree to pay or reimburse all other operating expenses of the Portfolio, with the exception of extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio transactions, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees and dividends and interest on short positions.

Each Portfolio is, and will continue to be under the Proposed Advisory Agreement, an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolios, and unaffiliated with AGIFM or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. As is the case under the Portfolios’ current arrangements, if the Proposed Advisory Agreement is approved, PIMCO and/or its affiliates would continue to receive fees or other benefits from or through their relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option, which arrangements are not expected to change as a result of the Proposed Advisory Agreement.

Q:	WHY IS THE BOARD RECOMMENDING THAT CRAIG DAWSON BE ELECTED TO SERVE AS A TRUSTEE OF THE TRUST?

A:	Mr. Dawson is Head of Strategic Business Management and a Managing Director of PIMCO, which gives him valuable experience with the day-to-day management of PIMCO, the proposed investment adviser and administrator to the Portfolios, which the Board believes will enable him to provide it with important insight into the management of the Portfolios. The Board also believes that the addition of a Trustee who is also a senior executive with PIMCO will facilitate the Board’s oversight of the Trust and establish an efficient line of communication between the Board and PIMCO.

Q:	WILL THE TRUST PAY FOR THIS PROXY SOLICITATION?

A:	No. PIMCO (and not the Trust) has agreed to bear all costs relating to the proxy solicitation and related costs in connection with Proposal 1 and Proposal 2.

Q:	HOW DO I VOTE MY SHARES?

A:	Voting by Internet and Touch-Tone Telephone: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. If you have any questions regarding the Proxy Statement or the Proposals please call [—]. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to [—] by the Trust, then a representative can record your instructions over the phone and transmit them to the official tabulator.

As the Special Meeting date approaches, you may receive a call from a representative of [—] if your vote has not yet been received.

Voting by Mail: If you wish to participate in the Special Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Special Meeting and vote in person.

Q:	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE SPECIAL MEETING?

A:	As of the date of this Proxy Statement, the Trust’s officers, PIMCO and AGIFM are not aware of any business to come before the Special Meeting other than the Proposals. If any proposal for the Trust or a Portfolio, other than the Proposals set forth herein, properly comes before the Special Meeting, the persons named as proxies will vote on such proposal in their sole discretion.

I. PROPOSAL 1: APPROVAL OF THE PROPOSED INVESTMENT ADVISORY CONTRACT

(Shareholders of Each Portfolio Voting Separately)

The Board’s and PIMCO’s Rationale for Proposal 1

Background. AGIFM and PIMCO are affiliates that are part of the global asset management business of Allianz; each is a direct or indirect subsidiary of AAM. Effective January 1, 2012, Allianz reorganized its asset management business under AAM to give better visibility to its two main brands, PIMCO and Allianz Global Investors, and to better enable each asset management business to serve its clients worldwide. Among other significant changes resulting from this reorganization was the establishment of a U.S. registered broker-dealer subsidiary of PIMCO in the United States, known as PIMCO Investments LLC (“PIMCO Investments”), which now distributes all funds managed and administered exclusively by PIMCO in the United States, a role it assumed from its affiliate AGID, the Trust’s current distributor, which previously distributed both Allianz Global Investors funds and products and funds and products managed and administered exclusively by PIMCO. PIMCO has also assumed responsibility for distributing its funds and products outside of the United States. Allianz developed this new approach in an effort to move away from a family of boutiques model to a clear “two pillar” structure (i.e., with Allianz Global Investors and PIMCO as the two pillars). The reorganization was also designed to allow for clearer branding and product differentiation between PIMCO and Allianz Global Investors for intermediaries, clients and the investing public to allow for greater focus and exposure for the breadth and strength of products of both the PIMCO and Allianz Global Investors brands worldwide.

While AGIFM has served the Portfolios well for many years, the proposal to replace AGIFM with PIMCO as the Portfolios’ investment adviser and administrator, and for PIMCO Investments to replace AGID as the Portfolios’ principal underwriter and distributor is a natural next step in the broader PIMCO/Allianz Global Investors reorganization effort initiated in 2012. Following the proposed transition, PIMCO will assume sole management responsibility for the Portfolios and AGIFM and AGID will continue to serve as manager/administrator and distributor, respectively, for numerous other closed- and open-end funds managed within the Allianz Global Investors pillar of the Allianz asset management business.

Operational, Administrative and Distribution Efficiencies. The Board and PIMCO believe that the Portfolios’ Shareholders will benefit by moving to a PIMCO-only management and distribution structure due, in part, to the operational, administrative and distribution efficiencies that are expected to result from the transition. In coming to this conclusion, the Board and PIMCO considered, among other things, the following factors:

•

PIMCO, together with its affiliate PIMCO Investments, can offer the Portfolios an integrated set of high-quality investment advisory, administrative and distribution services under a single platform, which the Board and PIMCO believe will allow for greater efficiencies and enhanced coordination among various investment advisory, administrative and distribution functions.

•

The fund administration group at PIMCO, comprised of approximately 140 professionals, currently provides administrative services for approximately $860 billion in assets under management globally, including over 150 PIMCO open-end funds and exchange-traded funds (ETFs) which, like the Trust, are U.S. registered investment companies.

•	PIMCO Investments has substantial experience serving as principal underwriter and distributor for PIMCO’s open-end funds and ETFs.

•

The PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, distribution, shareholder communications/services and technology, and the Board and PIMCO believe that the Portfolios and Shareholders will benefit by having all these services provided “under one roof” by the highly experienced team at PIMCO.

•

Consistent with the rationale behind the broader Allianz Global Investors/PIMCO restructuring mentioned above, the proposed PIMCO-only management, administration and distribution structure for the Portfolios aligns with the “two pillar” approach adopted by Allianz with respect to other PIMCO and Allianz Global Investors products globally.

•

The same investment professionals who are currently responsible for managing each Portfolio will continue to do so following the proposed transition, and each Portfolio will continue to have the same investment objective(s) and policies following the transition.

•

The Board also took into account that the current fee and expense arrangements of the Portfolios, pursuant to which each Portfolio pays no direct fees or expenses other than extraordinary expenses and expenses incurred as a result of portfolio investments, will not change as a result of the Proposals and moving to a PIMCO-only management structure.

Description of the Current Advisory Agreement

AGIFM currently serves as the investment adviser for each Portfolio pursuant to the investment advisory agreement between the Trust, on behalf of each Portfolio, and AGIFM (the “Current Advisory Agreement”), dated March 16, 2000 (as novated and amended from time to time). The Board, including a majority of the Independent Trustees, most recently approved the continuation of the Current Advisory Agreement with respect to each Portfolio (other than Fixed Income SHares: Series LD), on June 25, 2013. The Current Advisory Agreement for Fixed Income SHares: Series LD was last approved by the Board on September 17, 2013 in connection with that Portfolio’s organization. The Current Advisory Agreement was last submitted to the sole initial Shareholders of Fixed Income SHares: Series C and Fixed Income SHares: Series M for approval on March 10, 2000 in connection with the Trust’s organization, and was last submitted to the sole initial shareholders of Fixed Income SHares: Series R, Fixed Income Shares: Series TE, and Fixed Income SHares: Series LD on April 14, 2004, June 11, 2012 and December 5, 2013, respectively, in connection with the organization of those Portfolios.

Services. Under the terms of the Current Advisory Agreement, AGIFM, subject to the supervision of the Board, is obligated to furnish continuously an investment program for the each Portfolio and determine the composition of the assets of each Portfolio, including determining of the purchase, retention, or sale of the securities, cash, and other investments. Under the Current Advisory Agreement, AGIFM provides investment research and analysis, and conducts a continuous program of evaluation, investment, sales, and reinvestment of each Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest. AGIFM also places all orders for the purchase and sale of portfolio securities. The Current Advisory Agreement provides that AGIFM may alternatively, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of AGIFM, to render any or all of the investment advisory services that AGIFM is obligated to render under the Current Advisory Agreement. AGIFM (and not the Trust) is responsible for compensating any such portfolio manager under the Current Advisory Agreements. AGIFM, with the Board’s approval, has entered into such an agreement with PIMCO with respect to each Portfolio, (the “Portfolio Management Agreement”) as discussed in more detail below.

Compensation. The Portfolios do not pay any compensation to AGIFM in connection with the Current Advisory Agreement.

Termination/Amendment. The Current Advisory Agreement took full force and effect with respect to each Portfolio for an initial two-year period, and has been subject thereafter to annual approval in accordance with the 1940 Act (i.e., approval by the Board or a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Independent Trustees). The Current Advisory Agreement may be terminated by the Trust, without payment of any penalty, at any time by vote of a majority of the Trustees or by vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Portfolio, at any time, without payment of any penalty, by a vote of a majority of the outstanding voting shares of such Portfolio, on sixty (60) days’ written notice to AGIFM or by a vote of a majority of the Independent Trustees or by AGIFM on sixty (60) days’ written notice to a Portfolio. The Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). The Current Advisory Agreement may not be materially amended without a majority vote of the outstanding voting securities (as defined in the 1940 Act) of the pertinent Portfolio or Portfolios.

The approval and implementation of Proposal 1 for any Portfolio is contingent upon the approval of Proposal 1 by all Portfolios, but is not contingent upon the approval of Proposal 2. If Proposal 1 is approved by Shareholders of each Portfolio, the Current Advisory Agreement will be terminated with in connection with the effectiveness of the Proposed Advisory Agreement.

Liability. The Current Advisory Agreement provides that neither AGIFM nor its stockholders, partners, limited partners, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Current Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of AGIFM’s duties or by reason of reckless disregard of AGIFM’s investment advisory obligations and duties under the Current Advisory Agreement.

Description of the Portfolio Management Agreement

PIMCO currently serves as the sub-adviser of each Portfolio pursuant to a Portfolio Management Agreement between AGIFM and PIMCO. If Proposal 1 is approved by Shareholders of each Portfolio, the Portfolio Management Agreement will terminate in connection with the effectiveness of the Proposed Advisory Agreement and the Portfolios will no longer have a sub-adviser. It is expected that, following the approval of the Proposed Advisory Agreement, the same PIMCO investment professionals who are currently responsible for managing each Portfolio’s portfolio will continue to do so in PIMCO’s capacity as investment adviser under the Proposed Advisory Agreement. For additional information regarding the terms of the Portfolio Management Agreement, please refer to Appendix B.

Description of the Proposed Advisory Agreement

At an in-person meeting held on March 10-11, 2014, the Board, including the Independent Trustees, unanimously approved, subject to the approval of the Shareholders of each Portfolio, the Proposed Advisory Agreement between the Trust, on behalf of the Portfolios, and PIMCO, a form of which is attached to this Proxy Statement as Appendix A. The description of the Proposed Advisory Agreement below is qualified in its entirety by reference to the actual terms of the form of agreement in Appendix A.

Services. Pursuant to the Proposed Advisory Agreement, PIMCO shall provide to the Trust investment guidance and policy direction in connection with the management of the Portfolios, including oral and written research, analysis, advice and statistical and economic data and information. Consistent with the investment objective(s), policies and restrictions applicable to the Trust and the Portfolios, PIMCO will determine the securities and other assets to be purchased or sold by each Portfolio and will determine what portion of each Portfolio shall be invested in securities or other assets, and what portion, if any, should be held uninvested. Under the Proposed Advisory Agreement, the Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO.

Compensation. The fee arrangements for each Portfolio under the Proposed Advisory Agreement would be the same as the fee arrangements for such Portfolio under the Current Advisory Agreement. As is the case under the Current Advisory Agreement, the Portfolios (as defined in this Proxy Statement) will not pay a fee to PIMCO in connection with the Proposed Advisory Agreement. The Portfolios would continue to be offered as part of “wrap-fee” programs, and PIMCO and its affiliates would continue to receive fees or other benefits, not payable by the Portfolios, in connection with such programs.

Effective Date. If the Proposed Advisory Agreement is approved by Shareholders of each Portfolio, the Proposed Advisory Agreement will become effective on the Transition Date.

Termination/Amendment. The Proposed Advisory Agreement, if approved by Shareholders, will remain in full force and effect as to each Portfolio, unless sooner terminated by such Portfolio, for an initial one-year period and shall continue thereafter on an annual basis with respect to such Portfolio provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. It can also be terminated with respect to a Portfolio at any time, without payment of any penalty by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio or by a vote of a majority of the Trust’s entire Board of Trustees on sixty (60) days’ written notice to PIMCO, or by PIMCO on sixty (60) days’ written notice to the Trust. Additionally, the Proposed Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Proposed Advisory Agreement may not be materially amended with respect to a Portfolio or Portfolios without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the pertinent Portfolio or Portfolios. The Proposed Advisory Agreement may be amended from time to time to add new Portfolios without a vote of any shareholders.

Liability. The Proposed Advisory Agreement provides that neither PIMCO nor its members, officers, directors or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Proposed Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under the Proposed Advisory Agreement.

Description of the AGIFM Administration Agreement

AGIFM currently serves as the as the administrator to the Trust pursuant to an Administration Agreement between the Trust and AGIFM (the “AGIFM Administration Agreement”). Under the AGIFM Administration Agreement, AGIFM provides or procures administrative services to the Portfolios, which include (i) coordinating matters relating to the operation of the Portfolios, including any necessary coordination among the adviser or advisers to the Portfolios, the custodian(s), transfer agent(s), dividend disbursing agent(s), and recordkeeping agent(s) (including pricing and valuation of the Portfolios), accountants, attorneys, and other parties performing services or operational functions for the Portfolios; (ii) providing the Portfolios with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws, as well as other applicable laws, and to provide effective administration of the Portfolios; (iii) maintaining, or supervising the maintenance by third parties, of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law other than the records and ledgers maintained under the Current Advisory Agreement; (iv) preparing or supervising the preparation by third parties of all federal, state, and local tax returns and reports of the Portfolios required by applicable law; (v) preparing, filing, and arranging for the distribution of proxy materials and periodic reports to financial intermediaries investing in the Portfolios as required by applicable law; (vi) preparing and arranging for the filing of such registration statement and other documents with the Securities and Exchange Commission (the “SEC”) and other federal and state regulatory authorities as may be required to register the shares of the Portfolios and qualify the Trust to do business or as otherwise required by applicable law; (vii) taking such other action with respect to the Portfolios as may be required by applicable law, including, without limitation, the rules and regulations of the SEC and of state securities commissions and other regulatory agencies; and (viii) providing the Portfolios with adequate personnel, office space, communications facilities, and other facilities necessary for the Portfolios’ operations.

In addition, under the AGIFM Administration Agreement, AGIFM, subject to the approval or consent of the Board, provides or procures, on behalf of the Trust and the Portfolios, custodian services, recordkeeping services, transfer agency services and dividend disbursement agent services for the Portfolios. PIMCO has agreed to (i) pay directly or (ii) reimburse AGIFM for its out-of-pocket expenses in providing these services as they relate to the Portfolios.

The AGIFM Administration Agreement provides that AGIFM shall bear many of the operating expenses of the Trust, including (i) expenses of all audits by the Trust’s independent public accountant; (ii) expenses of the Trust’s transfer agent, registrar, dividend disbursing agent and shareholder recordkeeping services; (iii) expenses of the Trust’s custodian, including any recordkeeping services provided by the custodian; (iv) expenses of obtaining quotations for calculating the value of each Portfolio’s net assets; (v) expenses of obtaining Portfolio Activity Reports for each Portfolio; (vi) expenses of maintaining the Trust’s tax records; (vii) expenses, including procurement of legal services, incident to meetings of the Trust’s Shareholders, the preparation and mailing of prospectuses and reports of the Trust to Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, and the registration of shares with federal and state authorities; (viii) expenses of ordinary legal services, including services that arise in the ordinary course of business; (ix) the Trust’s pro rata portion of its fidelity bond; and (x) association membership dues. The AGIFM Administration Agreement also allocates a number of expenses to the Trust, including (i) salaries and other compensation of any of the Trust’s officers or employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes, if any, levied against the Trust or any Portfolio; (iii) brokerage fees and commissions in connection with the purchase and sale of portfolio securities; (iv) costs, including the interest expenses, of borrowing money; (v) fees and expenses of Trustees who are not officers, employees or stockholders of AGIFM or its subsidiaries or affiliates, and the costs of any counsel, accountants or other persons engaged by the Independent Trustees in connection with the duties of their office with the Trust; (vi) extraordinary expenses, including extraordinary legal expenses; (vii) organizational and offering expenses of the Trust and the Portfolios; and (viii) any expenses allocated to a specific Portfolio.

AGIFM does not receive any compensation from the Portfolios under the AGIFM Administration Agreement. With respect to wrap accounts for which PIMCO serves as the Wrap Program Advisor and that are invested exclusively pursuant to a PIMCO managed account strategy, PIMCO (and not the Portfolios) pays to AGIFM an annual sub-administration fee in an amount per account depending on the average level of net assets in a Portfolio. If Proposal 1 is approved by Shareholders of each Portfolio, this arrangement will terminate.

In addition to AGIFM bearing the expenses listed above under the AGIFM Administration Agreement, AGIFM has irrevocably agreed to waive all fees and or pay or reimburse all expenses of each Portfolio, except extraordinary expenses and expenses incurred as a result of portfolio investments, including any interest expense.

Description of the PIMCO Administration Agreement

If Proposal 1 is approved by Shareholders of each Portfolio, it is expected that PIMCO will replace AGIFM as the administrator to the Portfolios pursuant to the PIMCO Administration Agreement. Under the PIMCO Administration Agreement, PIMCO will provide or procure administrative services to the Portfolios, which will include (i) supervising and coordinating matters relating to the operation of the Portfolios, including the custodian, transfer agent, dividend disbursing agent, and recordkeeping agent (including pricing and valuation of the Portfolios), accountants, attorneys, and other parties performing services or operational functions for the Portfolios; (ii) providing, or causing a third party to provide, the Portfolios with adequate personnel, office space, communication facilities and other facilities necessary for the effective administration of the Portfolios, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and other applicable laws; (iii) maintaining, or supervising the maintenance by third parties, of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law, other than the records and ledgers to be maintained under the Proposed Advisory Agreement or the Distribution Contract; (iv) preparing or supervising the preparation by third parties of all federal, state, local and foreign tax returns and reports of the Portfolios required by applicable law; (v) preparing, filing, and arranging for the distribution of proxy materials and periodic reports to Shareholders of the Portfolios as required by applicable law; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state or other regulatory authorities as may be required to register the shares of the Portfolios and qualify the Trust to do business or as otherwise required by applicable law, and maintaining registration of the Shares in such other jurisdictions as PIMCO deems necessary and appropriate; (vii) taking, or causing a third party to take, such other action with respect to the Portfolios as may be required by applicable law (including establishment and maintenance of a compliance program for the Trust); and (viii) providing, or causing a third party to provide, the Portfolios with administrative services to Shareholders as necessary, including: the maintenance of a Shareholder information telephone number, the provision of certain statistical information and performance of the Portfolios, an internet website (if requested), access by PIMCO representatives to databases to assist with Shareholder inquiries and reports, maintenance of privacy protection systems and procedures, oversight of anti-money laundering monitoring systems and procedures, redemption fee application and monitoring systems (if applicable), anti-market timing monitoring systems and procedures and processing of client registration applications.

In addition, under the PIMCO Administration Agreement, PIMCO will provide or procure, on behalf of the Trust and the Portfolios, a custodian or custodians for the Portfolios to provide for the safekeeping of the Portfolios’ assets; a recordkeeping agent to maintain the portfolio accounting records for the Portfolios; a transfer agent for the Portfolios; and a dividend disbursing agent or registrar for the Portfolios.

The PIMCO Administration Agreement provides that PIMCO shall bear many of the operating expenses of the Trust, including (i) expenses of all audits by the Trust’s independent public accountant; (ii) expenses of the Trust’s transfer agent, registrar, dividend disbursing agent and recordkeeping agent; (iii) expenses of the Trust’s custodial services, including any recordkeeping services provided by the custodian; (iv) expenses of obtaining quotations for calculating the value of each Portfolio’s net assets; (v) expenses of maintaining the Trust’s tax records; (vi) costs and/or fees, including legal fees, incident to meetings of the Trust’s Shareholders, the preparation, printing and mailings of prospectuses, notices and proxy statements and reports of the Trust to Shareholders, the filing of reports with regulatory bodies, the maintenance of the

Trust’s existence and qualification to do business, and the expenses of issuing, redeeming, registering and qualifying for sale Shares with federal and state authorities; (vii) the Trust’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Massachusetts business trust registered as an open-end management investment company; (viii) costs of printing certificates representing Shares, if any; (ix) the Trust’s pro rata portion of its fidelity bond and other insurance premiums; and (x) association membership dues. The PIMCO Administration Agreement also allocates a number of expenses to the Trust, including (i) salaries and other compensation or expenses, including travel expenses, of any of the Trust’s officers or employees who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Trust or any Portfolio; (iii) brokerage fees and commissions and other transaction expenses incurred for any of the Portfolios; (iv) expenses of each Portfolio’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; (vi) fees and expense of any underlying funds or other pooled vehicles in which a Portfolio invests; (vii) dividend and interest expenses on short positions taken by the Portfolios; (viii) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, shareholders or members of PIMCO or its subsidiaries; (ix) extraordinary expenses, including extraordinary legal expenses; (x) organizational and offering expenses of the Trust and the Portfolios and any expenses which are capitalized in accordance with generally accepted accounting principles; and (xi) any expenses allocated or allocable to a specific class of Shares of a Portfolio, including fees paid pursuant to an administrative services or distribution plan.

PIMCO will not receive any compensation from the Portfolios (as defined in this Proxy Statement) under the PIMCO Administration Agreement.

If Proposal 1 is approved by Shareholders of each Portfolio, PIMCO will enter into a new Expense Limitation Agreement with the Trust, on behalf of each Portfolio, pursuant to which, so long as PIMCO serves as the investment adviser to the Portfolio, PIMCO will waive all fees and/or pay or reimburse all expenses of the Portfolio, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees and dividends and interest on short positions.

Description of the Distribution Contracts

AGID currently serves as the principal underwriter and distributor to each Portfolio pursuant to a Distribution Contract between the Trust and AGID. Pursuant to the AGID Distribution Contract, AGID acts as the principal underwriter of Shares of each Portfolio, and as such has the right, as agent, to publicly sell Shares of the Portfolios to certain wrap program sponsors against orders therefor. AGID receives no compensation from the Portfolios for its services as principal underwriter of Shares.

If Proposal 1 is approved by Shareholders of each Portfolio, it is expected that PIMCO Investments will become the principal underwriter and distributor to the Portfolios pursuant to a new Distribution Contract between the Trust, on behalf of the Portfolios, and PIMCO Investments. The terms of the Distribution Contract between the Trust and PIMCO Investments will be substantially similar to the terms of the Distribution Contract between the Trust and AGID. Like AGID under the Trust’s current Distribution Contract, no compensation will be payable by the Portfolios to PIMCO Investments under its Distribution Contract with the Trust. However, under the new Distribution Contract, PIMCO Investments may be compensated pursuant to the terms of any distribution and servicing plan that may be adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (a “12b-1 Plan”). No Portfolio is currently subject to a 12b-1 plan, and it is not currently contemplated that such a Plan will be proposed with respect to any of the Portfolios, although future series of the Trust may adopt such a 12b-1 Plan. Under the new Distribution Contract, PIMCO Investments may also receive compensation or reimbursement from PIMCO with respect to its services provided under the Distribution Contract or for any additional services as may be agreed upon from time-to-time.

Trustees’ Considerations Related to the Proposed Advisory Agreement

At a meeting of the Board on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition and agreed that PIMCO and PIMCO Investments should prepare materials regarding the Proposed Advisory Agreement, the PIMCO Administration Agreement, the Distribution Contract and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and with other PIMCO personnel proposed to serve as officers of the Trust to discuss the proposed transition. On February 25, 2014, the Independent Trustees met separately via conference call with their counsel to discuss materials provided by PIMCO and PIMCO Investments regarding the proposed agreements and related arrangements, and representatives from PIMCO and PIMCO Investments attended a portion of that meeting to respond to questions from the Independent

Trustees and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Advisory Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matters as described in more detail herein, the Board, including all of the Independent Trustees, approved the Proposed Advisory Agreement with respect to each Portfolio for an initial one-year term, subject to Shareholder approval of the Proposed Advisory Agreement. The information, material factors and conclusions that formed the basis for the Board’s approvals are described below. As noted, the Independent Trustees were assisted in their evaluation of the Proposed Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Trust management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Advisory Agreement the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Portfolio by PIMCO under the Proposed Advisory Agreement and PIMCO Administration Agreement and the distribution and underwriting services to be provided to each Portfolio by PIMCO Investments under the Distribution Contract.

In connection with the Meetings, the Trustees received and relied upon materials provided by PIMCO and PIMCO Investments (or AGIFM, as applicable) which included, among other items: (i) information regarding the investment performance and management fees of mutual funds and other accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Portfolios, (ii) the estimated profitability to AGIFM as investment adviser and administrator to the Portfolios for the one-year period ended December 31, 2012, (iii) estimates of what the profitability to PIMCO would have been as investment adviser and administrator to the Portfolios for the one-year period ended December 31, 2013 and what the profitability to PIMCO as investment adviser and administrator to the Portfolios is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (iv) information provided by PIMCO on each Portfolio’s risk-adjusted returns over various time periods, (v) descriptions of various functions and services to be performed or procured by PIMCO and PIMCO Investments for the Portfolios under the Proposed Advisory Agreement, the PIMCO Administration Agreement and the Distribution Contract, such as portfolio management, compliance monitoring, portfolio trading, distribution, underwriting, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (vi) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative, distribution and other services to the Portfolios under the Proposed Advisory Agreement, the PIMCO Administration Agreement and the Distribution Contract.

The Trustees’ conclusions as to the approval of the Proposed Advisory Agreement with respect to each Portfolio were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s ability to provide high quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Portfolios; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Portfolios and conditions that might affect PIMCO’s ability to provide high quality services to the Portfolios in the future under the Proposed Advisory Agreement, including PIMCO’s financial condition and operational stability. The Trustees took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager to the Portfolios since their inception, and noted that the same investment professionals who are currently responsible for managing each Portfolio will continue to do so following the proposed transition. They further noted that each Portfolio will continue to have the same investment objective(s) and policies following the transition.

The Trustees also considered the nature of certain supervisory, administrative and distribution services that PIMCO and PIMCO Investments would be responsible for providing to the Portfolios under the Proposed Advisory Agreement, the PIMCO Administration Agreement and the Distribution Contract. The Trustees considered PIMCO’s representation that it could offer the Portfolios an integrated set of high-quality investment advisory, administrative and distribution services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment advisory, administrative and distribution functions. The

Trustees also took into account that the fund administration group at PIMCO, comprised of approximately 140 professionals, currently provides administrative services for approximately $860 billion in assets under management globally, including over 150 PIMCO open-end funds and ETFs which, like the Trust, are U.S. registered investment companies. The Trustees also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, distribution, shareholder communications/services and technology, and noted PIMCO’s and PIMCO Investments’ belief that the Portfolios and Shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO and PIMCO Investments. Moreover, the Trustees noted that the proposed PIMCO-only management, administration and distribution structure for the Portfolios aligns with the “two pillar” approach adopted by Allianz with respect to other PIMCO and Allianz Global Investors products globally. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Portfolio given its investment objective and policies, and that PIMCO and PIMCO Investments would be able to provide high quality supervisory, administrative and distribution services to the Portfolios and meet any reasonably foreseeable obligations under the Proposed Advisory Agreement, the PIMCO Administration Agreement and the Distribution Contract.

The Trustees also considered the performance of the Portfolios as compared to the performance of other mutual funds and accounts managed by PIMCO, including composites of such mutual funds and accounts. The Trustees noted that the Portfolios do not have investment objectives or strategies that align closely with any particular account or fund managed by PIMCO, but that management had provided information for various mutual funds and other accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Portfolios. The Trustees noted that meaningful performance information was not yet available for Fixed Income SHares: Series LD, as it had only recently commenced operations.

The Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees will be payable to PIMCO or PIMCO Investments under the Proposed Advisory Agreement, the PIMCO Administration Agreement or the Distribution Contract, and that, if the Proposed Advisory Agreement is approved, PIMCO will enter into an Expense Limitation Agreement with the Trust, on behalf of each Portfolio, pursuant to which, so long as PIMCO serves as the investment adviser to the Portfolio, PIMCO will waive all fees and/or pay or reimburse all expenses of the Portfolio, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees and dividends and interest on short positions.

The Trustees also considered the amounts that would be paid by the sponsors of the “wrap” programs to PIMCO and/or its affiliates with respect to the Trust, as well as the fees that would be “imputed” to PIMCO, for purposes of arriving at an estimate of profitability arising from PIMCO’s and its affiliates’ relationships with the Portfolios. In this regard, the Trustees considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment adviser and administrator to the Portfolios for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming PIMCO had served as investment adviser and administrator to the Portfolios; and pro forma estimated profitability to PIMCO as investment adviser and administrator to the Portfolios for the calendar years ending December 31, 2014, 2015 and 2016. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

Because the Portfolios would pay no fees to PIMCO directly under the Proposed Advisory Agreement, the PIMCO Administration Agreement or the Distribution Contract and PIMCO would bear substantially all of the Portfolio’s operating expenses, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for the Shareholders.

The Trustees considered the fact that PIMCO and its affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by PIMCO and its affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account other so-called “fallout benefits” to PIMCO, such as reputational value derived from serving as investment adviser and the fact that PIMCO receives services from brokers who execute portfolio transactions for the Portfolios.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Proposed Advisory Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Portfolio. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment adviser of each Portfolio under the Proposed Advisory Agreement following the transition. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed Advisory Agreement was in the interests of each Portfolio and its Shareholders, and determined to recommend the same for approval by Shareholders.

Information about AGIFM

AGIFM is located at 1633 Broadway, New York, New York 10019. Organized in 2000, AGIFM provides investment management and advisory services to a number of closed-end and open-end investment company clients. As of December 31, 2013, AGIFM and its investment management affiliates had approximately $57.08 billion in assets under management.

AGIFM is a wholly-owned indirect subsidiary of AAM. AAM was organized as a limited partnership under Delaware law in 1987. AAM’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest, and Allianz Asset Management Aktiengesellschaft, which owns a 0.1% non-managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz. Allianz indirectly holds a controlling interest in AAM. Allianz is a European-based, multinational insurance and financial services holding company. The address for AAM, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse 24-24a, D-80335, Munich, Germany. Allianz’ address is Koeniginstrasse 28, D-80802, Munich, Germany.

The principal executive officers and directors of AGIFM are presented in Appendix C.

AGIFM currently serves as investment adviser and administrator of the Portfolios. If the Proposed Advisory Agreement is approved by Shareholders of each Portfolio, AGIFM will no longer serve in such capacities for the Portfolios and will be replaced by PIMCO, which currently serves as the sub-adviser of each Portfolio, as both the investment adviser and administrator of the Portfolios, on the Transition Date. In addition, If Proposal 1 is approved by Shareholders of each Portfolio, it is expected that PIMCO Investments will replace AGID as the Portfolios’ principal underwriter and distributor pursuant to a new Distribution Contract between the Trust, on behalf of the Portfolios, and PIMCO Investments. The approval and implementation of Proposal 1 for any Portfolio is contingent upon the approval of Proposal 1 by all Portfolios, but is not contingent upon the approval of Proposal 2. See “Description of Current Advisory Agreement” above.

Information about PIMCO

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services for a wide range of investors, including public and private pension and retirement plans, educational institutions, foundations, endowments, corporations, financial advisors, individuals and others around the globe. As of December 31, 2013, PIMCO had approximately $1.91 trillion in assets under management.

PIMCO is a majority owned subsidiary of AAM with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Information relating to AAM is provided above.

The principal executive officers and directors of PIMCO are presented in Appendix D.

PIMCO currently serves as the sub-adviser of the Portfolios. If the Proposed Advisory Agreement is approved by Shareholders of each Portfolio, PIMCO will continue to be responsible for the day-to-day management of the Portfolios’ investment portfolios, and will replace its affiliate, AGIFM, as the investment adviser and administrator of the Portfolios. The change will take place on the Transition Date. See “Description of Proposed Advisory Agreement” above.

Required Vote

Approval of the Proposed Advisory Agreement for each Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of such Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding Shares of the Portfolio or (ii) 67% or more of the Shares of the Portfolio present at the Special Meeting or represented by proxy, if more than

50% of the outstanding Shares of the Portfolio are present or represented by proxy. The approval and implementation of Proposal 1 for any Portfolio is contingent upon the approval of Proposal 1 by all Portfolios, but is not contingent upon the approval of Proposal 2. If the Shareholders of one or more Portfolios do not approve Proposal 1, the Proposed Advisory Agreement will not take effect with respect to any Portfolio, regardless of whether a Portfolio’s Shareholders approved Proposal 1, and the Trustees will take such further action as they may deem to be in the best interests of the Shareholders of the Portfolios.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 FOR YOUR PORTFOLIO.

II. PROPOSAL 2: ELECTION OF TRUSTEES

(Shareholders of All Portfolios Voting Together)

The Trust’s Board of Trustees proposes (i) that the following individuals, who are currently Independent Trustees of the Trust, be elected or re-elected, as applicable, by Shareholders as Trustees of the Trust: Hans W. Kertess, Deborah A. DeCotis, Bradford K. Gallagher, James K. Jacobson, William B. Ogden, IV and Alan Rappaport; (ii) that the following individual, who is currently a Trustee who is an Interested Trustee, be re-elected as a Trustee of the Trust: John C. Maney; and (iii) that the following “interested person” of the Trust, who is not currently a Trustee of the Trust, be elected as an Interested Trustee of the Trust: Craig A. Dawson. The election of each Nominee other than Mr. Dawson will be effective upon such Nominee’s receiving the required vote for his or her election, as discussed below. The election of Mr. Dawson as a Trustee of the Trust is contingent upon the approval of Proposal 1 by Shareholders of each Portfolio and is expected to be effective on the Transition Date.

The Board of Trustees is currently composed of seven Trustees, six of whom are Independent Trustees and one of whom is an Interested Trustee. The current Trustees are Hans W. Kertess, Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, John C. Maney, William B. Ogden, IV and Alan Rappaport. Mr. Dawson is not currently a Trustee of the Trust. If all of the Nominees are approved by Shareholders, and Proposal 1 is approved by Shareholders of each Portfolio, the Board will consist of eight Trustees, two of whom will be Interested Trustees and six of whom will be Independent Trustees.

Messrs. Kertess, Gallagher, Jacobson, Ogden, Rappaport and Maney were most recently elected by Shareholders at a special meeting of Shareholders held on September 14, 2010. Ms. DeCotis was appointed to the Board in March 2011 to fill a vacancy, as permitted by the Trust’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the 1940 Act, and has not yet been elected by Shareholders.

At a meeting held on March 10, 2014, the Nominating Committee of the Board, the voting members of which are Independent Trustees, nominated each of the current Trustees on the Board and nominated Craig A. Dawson, to stand for election or re-election, as applicable, by Shareholders, and the Board determined to approve such nominations and to call this Special Meeting of Shareholders.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders; and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders.

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its Bylaws and the laws of The Commonwealth of Massachusetts, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Board Leadership Structure — As discussed above, the Trust’s Board of Trustees currently consists of seven Trustees, six of whom are Independent Trustees. If all of the Nominees are approved by Shareholders, and Proposal 1 is approved by Shareholders of each Portfolio, the Board will consist of eight Trustees, six of whom will be Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Portfolios, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by their own independent legal counsel. Regular meetings generally take place in person; other meetings may take place in person or by telephone.

The Board of Trustees has established four standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that its leadership structure, including an Independent Chairman, a majority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of AGIFM and PIMCO in the day-to-day management of the Portfolios’ affairs and the expected role of PIMCO in the day-to-day management of the Portfolios’ affairs in the event Shareholders of each Portfolio approve Proposal 1. The Board also considered the extent to which the work of the Board is conducted through the Committees, the number of Portfolios that comprise the Trust and the Fund Complex (as defined below), the variety of asset classes those series include, the net assets of the Portfolios, the Trust and the Fund Complex and the management, distribution and other service arrangements of the Portfolios, the Trust and the Fund Complex. The Board also believes that its structure, including, in the event that Proposal 1 is approved by Shareholders of each Portfolio, the addition of a Trustee who is a senior executive with PIMCO, will facilitate an efficient flow of information concerning the management of the Trust to the Independent Trustees.

Risk Oversight — If Proposal 1 is approved by Shareholders of each Portfolio, PIMCO will be principally responsible for the management of risks that may arise from the Portfolios’ investments and operations. In addition, as described under “Proposed Executive and Other Officers of the Trust” below, PIMCO intends to recommend that the Board approve a new slate of Trust officers, including a new principal executive officer, principal financial and accounting officer, chief compliance officer, and chief legal officer, all of whom are employees of PIMCO, to replace the current officers of the Trust, contingent upon Proposal 1 being approved by Shareholders of each Portfolio. These roles are currently filled by employees of AGIFM. The Board will oversee the performance of PIMCO’s risk-management functions, both directly and through the Committee structure it has established. It is anticipated that the Board will receive from PIMCO a wide range of reports, both on a regular and as-needed basis, relating to the Portfolios’ activities and to the actual and potential risks of the Portfolios and the Trust as a whole. These will include reports on investment risks, compliance with applicable laws, and the Portfolios’ financial accounting and reporting. Presently, AGIFM and PIMCO jointly provide the risk oversight functions identified above. In addition, the Board expects to continue to meet periodically with individual portfolio managers of the Portfolios and/or their delegates to receive reports regarding the portfolio management of the Portfolios and their performance, including their investment risks.

It is anticipated that if Proposal 1 is approved by Shareholders of each Portfolio, PIMCO Investments will serve as the Portfolios’ principal underwriter and distributor. It is anticipated that the Board will regularly receive from PIMCO Investments reports regarding the distribution and sale of Shares of the Portfolios, as well as related risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO. If Proposal 1 is approved by Shareholders of each Portfolio, it is anticipated that Youse Guia will replace Thomas Harter as CCO of the Trust and that Mr. Guia’s oversight and reporting to the Board will be similar to that provided by the current CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Portfolios can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Portfolios’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Information about the Trustees and Nominees

Information about the Trustees and Nominees is presented below. The information is listed separately for: (i) the Trustees and/or Nominees who are Interested Trustees; and (ii) the Trustees/Nominees who are Independent

Trustees. Except as shown, each Trustee’s and/or Nominee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee/Nominee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, New York, 10019.

Interested Trustees/Nominees

Name, Address, and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee/ Nominee for Trustee	Other Directorships Held by Trustee/ Nominee for Trustee
Craig A. Dawson(1) 840 Newport Center Drive, Newport Beach, CA 92660 1968	Nominee	N/A	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	None	None

John C. Maney(2) 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 1959	Trustee/ Nominee	Since 2006	Member of the Management Board and a Managing Director of AGIFM; Managing Director of AAM (since January 2005) and a member of the Management Board and Chief Operating Officer of AAM (since November 2006). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	85	None

Independent Trustees/Nominees

Name, Address, and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee/ Nominee for Trustee	Other Directorships Held by Trustee/ Nominee for Trustee
Hans W. Kertess 1939	Trustee/ Nominee Chairman of the Trustees	Since 2005	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2000.	65	None

Deborah A. DeCotis 1952	Trustee/ Nominee	Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2011.	65	None

Name, Address, and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee/ Nominee for Trustee	Other Directorships Held by Trustee/ Nominee for Trustee
Bradford K. Gallagher 1944	Trustee/ Nominee	Since 2010	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	65	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee/ Nominee	Since 2010	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2009.	65	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

Name, Address, and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee/ Nominee for Trustee	Other Directorships Held by Trustee/ Nominee for Trustee
William B. Ogden, IV 1945	Trustee/ Nominee	Since 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	65	None

Alan Rappaport 1953	Trustee/ Nominee	Since 2010	Advisory Director (formerly Vice Chairman) (since 209), Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, U.S. Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (Since 2013); Trustee, American Museum of Natural History (since 2005); and Trustee, NYU Langone Medical Center (since 2007). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	65	None

*

The term “Fund Complex” as used herein includes each series of the Trust and the following registered investment companies: each series of Allianz Funds, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund

II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, each series of Allianz Funds Multi-Strategy Trust, each series of Premier Multi-Series VIT, AllianzGI Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income Fund.
(1)	Mr. Dawson is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO and its affiliates.
(2)	Mr. Maney is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with Allianz Asset Management of America L.P. and its affiliates.

Generally, the term of office of each person elected as Trustee will be until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than eight.

Trustee Qualifications — The Board has determined that each Trustee should continue to serve as a Trustee, and that Mr. Dawson should be elected to serve as a Trustee, based on several factors (none of which alone is decisive). Each current Trustee has served as a Trustee for several years, is intimately familiar with the Trust’s business, and has also served for several years as trustee/director to a number of other investment companies advised by AGIFM and its affiliates, including numerous funds sub-advised by PIMCO. Mr. Dawson is Head of Strategic Business Management and a Managing Director of PIMCO. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Portfolios, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Craig A. Dawson — Mr. Dawson has substantial executive experience in the investment management industry. Mr. Dawson is a Managing Director at PIMCO and Head of Strategic Business Management. In that role he will be in charge of guiding PIMCO’s new business initiatives. Prior to taking on this position, Mr. Dawson was in charge of PIMCO’s Munich office and head of European product management.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Trust with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with AGIFM. Because of his familiarity with AGIFM and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with AGIFM.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment banking firm.

Committees of the Board of Trustees

Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consisting of Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is currently the Chairman of the Trust’s Audit Oversight Committee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Trust and, among other things, determines the selection of an independent registered public accounting firm for the Trust and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Trust and certain affiliates, including AGIFM, PIMCO and entities in a control relationship with AGIFM or

PIMCO that provide services to the Trust where the engagement relates directly to the operations and financial reporting of the Trust. The Committee considers the possible effect of those services on the independence of the Trust’s independent registered public accounting firm.

Nominating Committee. The Board has established a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected.

Qualifications, Evaluation and Identification of Trustee Nominees. The Nominating Committee of the Trust requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) current Trustees; (ii) the Trust’s officers; (iii) the Portfolios’ adviser/administrator or sub-advisers; (iv) Shareholders of the Portfolios; and (v) any other source the Nominating Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Portfolios’ expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in the Trust’s Nominating Committee Charter which is attached as Appendix E to this Proxy Statement. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter, which is attached as Appendix E to this Proxy Statement.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Portfolios (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Portfolios.

Valuation Committee. The Board has a Valuation Committee currently consisting of Messrs. Kertess, Gallagher, Jacobson, Ogden, Rappaport and Ms. DeCotis. Mr. Ogden is the Chair of the Trust’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Board for overseeing determination of the fair value of the Trust’s portfolio securities on behalf of the Board in accordance with the Trust’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Trust’s portfolio securities and periodically reviews information from AGIFM and PIMCO regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters.

Compensation Committee. The Board has established a Compensation Committee currently consisting of Messrs. Kertess, Gallagher, Jacobson, Ogden, Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees who are not directors, officers, partners or employees of AGIFM, PIMCO, or any entity controlling, controlled by or under common control with AGIFM or PIMCO.

Meetings. During the fiscal year ended October 31, 2013, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session two times, the Nominating Committee did not convene separately, the Valuation Committee met in separate session five times and the Compensation Committee met in separate session once. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the Committees on which such

Trustee served for the Trust that were held during the fiscal year ended October 31, 2013.

Securities Ownership

Shares of the Portfolios are offered exclusively to clients in separate account “wrap” programs sponsored by investments advisers, including investment advisers and broker-dealers unaffiliated with the Trust, and unaffiliated with PIMCO or AGIFM, under which PIMCO serves as investment manager for certain investment strategies. Thus, officers and Trustees of the Trust may not invest in the Portfolios without becoming clients of a wrap sponsor. As of the Record Date, to the best of the knowledge of the Trust, in the aggregate the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Portfolios and of the Trust as a whole.

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee of each Portfolio in the Trust and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee within the Trust’s family of investment companies, as of the Record Date. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which a Nominee holds an economic interest through the deferred compensation plan.

Name of Trustee or Nominee	Dollar Range of Equity Securities in Each Portfolio Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies*
Hans W. Kertess	[ ]	[Over $100,000]
Craig A. Dawson	[ ]	[ ]
Deborah A. DeCotis	[ ]	[Over $100,000]
Bradford K. Gallagher	[ ]	[Over $100,000]
James A. Jacobson	[ ]	[Over $100,000]
John C. Maney	[ ]	[Over $100,000]
William B. Ogden, IV	[ ]	[Over $100,000]
Alan Rappaport	[ ]	[Over $100,000]

*

The term “Family of Investment Companies” as used herein includes each series of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, each series of PIMCO Funds, each series of PIMCO Variable Insurance Trust, PIMCO

Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, each series of Allianz Funds Multi-Strategy Trust, each series of Premier Multi-Series VIT, AllianzGI Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income Fund.

[The Independent Trustee Nominees and their immediate family members did not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of the Record Date.]

Trustees’ Compensation

Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income Fund, each a closed-end fund for which AGIFM currently serves as investment manager and affiliates of AGIFM serve as sub-adviser (together, the “Allianz Closed-End Funds”), and Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). Pursuant to a proposal similar to

Proposal 1 in a separate proxy statement, shareholders of certain Allianz Closed-End Funds sub-advised by PIMCO have been asked to approve an investment management agreement between PIMCO and the relevant Allianz Closed-End Fund. As indicated below, certain of the officers of the Trust are affiliated with AGIFM. Each Trustee, other than any Trustee who is a director, officer, partner or employee of AGIFM, PIMCO or any entity controlling, controlled by or under common control with AGIFM or PIMCO, receives annual compensation of $250,000 for service on the Boards of all of the Allianz Managed Funds, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs of joint meetings are allocated among the Trust, the Allianz Closed-End Funds, Premier Multi-Series VIT and Allianz Funds Multi-Strategy Trust, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the Portfolios) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).

The following table provides information concerning the compensation paid to the Trustees and Nominees by the Trust for the fiscal year ended October 31, 2013. For the calendar year ended December 31, 2013, the Trustees and Nominees received the compensation set forth in the table below for serving as Trustees of the Trust and other funds in the same “Fund Complex” as the Trust. Each officer and each Trustee who is a director, officer, partner, member or employee of AGIFM or PIMCO, or of any entity controlling, controlled by or under common control with AGIFM or PIMCO, including any Interested Trustee, serves without any compensation from the Trust.

Compensation Table

	Aggregate Compensation From Trust For the Fiscal Year Ended October 31, 2013	Pension Or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid To Trustees as of Year- Ended December 31, 2013*
Independent Trustees/Nominees
Hans W. Kertess	$16,250	N/A	N/A	$325,000
Deborah A. DeCotis	$12,500	N/A	N/A	$250,000
Bradford K. Gallagher	$12,500	N/A	N/A	$250,000
James A. Jacobson	$15,000	N/A	N/A	$300,000
William B. Ogden, IV	$12,500	N/A	N/A	$250,000
Alan Rappaport	$12,500	N/A	N/A	$250,000
Interested Trustees/Nominees
Craig A. Dawson	$0	N/A	N/A	$0
John C. Maney	$0	N/A	N/A	$0

*	In addition to serving as trustees of the Trust during the most recently completed fiscal year, each Trustee served as Trustee or Director the Allianz Closed-End Funds and two open-end investment companies advised by AGIFM. These investment companies are considered to be in the same Fund Complex as the Trust.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, AllianzGI Managed Accounts Trust, c/o Chief Legal Officer, 1633 Broadway, New York, New York, 10019. Shareholder communications should identify (i) the Shareholder, (ii) the Portfolio or Portfolios that they are writing about, and (iii) the wrap sponsor through which the Shareholder purchased the Portfolio or Portfolios. The Trust’s Chief Legal Officer shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Chief Legal Officer may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Portfolio or is otherwise routine or ministerial in nature.

These procedures do not apply to any communication from an officer or Trustee or any communication from any employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a Shareholder, but do apply to any Shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, or any communication made in connection with such a proposal.

The Board of Trustees has designated the Trust’s Chief Executive Officer as the designated representative to attend meetings of the Trust’s Shareholders.

Trustee Indemnification

The Trust’s Amended and Restated Bylaws (the “Bylaws”) provide that the Trust will indemnify its Trustees and officers against liabilities and expenses including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which they may be involved or with which they have otherwise been threatened because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust, or (ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Bylaws also provides for the advancement of defense expenses in certain circumstances and for indemnification in the event of settlement, provided that a quorum of the Independent Trustees finds, or independent legal counsel opines, that the person seeking indemnification acted in accordance with the standard above. The Bylaws provides that such finding or opinion may be based upon a rebuttable presumption that the person seeking indemnification neither has engaged in willful misfeasance nor has acted in bad faith, with gross negligence or in reckless disregard of his or her duties. The Trustees and officers of the Trust are covered by liability insurance.

Information about the Trust, including certain information about its current and proposed investment adviser, principal underwriter and distributor and executive officers and its independent registered public accounting firm, as well as the interests of certain persons, appears below under “Section III — Trust Information.”

Required Vote

The election of each Nominee will require a plurality of the shares of the Trust (the shares of all Portfolios of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy. The election of Mr. Dawson as a Trustee of the Trust is contingent upon the approval of Proposal 1 by Shareholders of each Portfolio and is expected to be effective on the Transition Date.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE PORTFOLIOS VOTE FOR EACH NOMINEE.

III. TRUST INFORMATION

This section provides certain information about the Trust, including information about its current and proposed investment adviser/administrator, principal underwriter and distributor and executive officers and its independent registered public accounting firm, as well as the identity of persons holding more than 5% of the outstanding Shares of any Portfolio.

The Trust is an open-end management investment company (“mutual fund”) organized in 2000 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust currently consists of the five Portfolios. The address of the Trust is 1633 Broadway, New York, New York, 10019. It is expected that, upon the effectiveness of the Proposed Advisory Agreement, the Trust will change its name to PIMCO Managed Accounts Trust, although the names of the individual Portfolios will not change.

Investment Adviser and Administrator

AGIFM, with principal offices at 1633 Broadway, New York, New York, 10019, currently serves as the investment adviser and administrator for the Portfolios. As discussed above, if Proposal 1 is approved by Shareholders of each Portfolio, PIMCO is expected to become the investment adviser and administrator for the Portfolios.

Principal Underwriter and Distributor

AGID currently serves as the principal underwriter and distributor of each Portfolio pursuant to a distribution contract with the Trust. AGID is an indirect subsidiary of AGIFM. AGID, located at 1633 Broadway, New York, New York, 10019, is a broker-dealer registered with the SEC. If Proposal 1 is approved by

Shareholders of each Portfolio, PIMCO Investments is expected to become the principal underwriter and distributor of the Portfolios.

Current Executive and Other Officers of the Trust

The table below provides certain information concerning the executive officers of the Trust and certain other officers who perform similar duties. Officers of the Trust hold office at the pleasure of the Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of the Trust who are principals, officers, members or employees of AGIFM or PIMCO are not compensated by the Trust. PIMCO intends to recommend that the Board approve a new slate of Trust officers, all of whom are employees of PIMCO, to replace the current officers, expected to be effective on the Transition Date and contingent upon Proposal 1 being approved by Shareholders of each Portfolio, as described under “Proposed Executive and Other Officers of the Trust” below.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julian F. Sluyters [—]	President & Chief Executive Officer	Since 2014.	Chairman of Management Board of Allianz Global Investors Fund Management LLC; [—].

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	Since 2002	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	Since 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	Since 2013	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava 1977	Assistant Secretary	Since 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1971	Assistant Treasurer	Since 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Richard J. Cochran 1961	Assistant Treasurer	Since 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Orhan Dzemaili 1974	Assistant Treasurer	Since 2010	Vice President of Allianz Global Investors Fund Management LLC and Assistant Treasurer of 85 funds in the Fund Complex.

*	Unless otherwise noted, the address of the Trust’s officers is Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Proposed Executive and Other Officers of the Trust

Contingent upon Proposal 1 being approved by Shareholders of each Portfolio, PIMCO intends to recommend that the Board appoint a new slate of Trust officers, all of whom are or will be employees of PIMCO, to replace the current slate of Trust officers upon the effectiveness of the Proposed Advisory Agreement. The table below provides certain information concerning the proposed executive officers of the Trust and certain other proposed officers who will perform similar duties. The proposed officers listed below are subject to change and are subject to approval by the Board. If approved and appointed, the proposed officers of the Trust will, once they begin their service in such capacities, hold office at the pleasure of the Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. The proposed officers of the Trust who are principals, officers, members or employees of PIMCO will not be compensated by the Trust. If approved and appointed, it is expected that each officer’s term of office will begin on the Transition Date.

Name, Address and Year of Birth	Position(s) to be Held with Trust	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Managing Director, PIMCO.

Name, Address and Year of Birth	Position(s) to be Held with Trust	Principal Occupation(s) During the Past 5 Years
Youse Guia[1] 1972	Chief Compliance Officer	Currently, Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of two Funds in the Fund Complex. Expected to become Deputy Chief Compliance Officer of PIMCO. Formerly, Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Allianz Global Investors Managed Accounts Trust, Premier Multi-Series VIT and the Korea Fund, Inc., collectively 82 funds in the Allianz Funds Complex.

Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Senior Vice President and Attorney, PIMCO. Chief Legal Officer, PIMCO Investments.

Eric D. Johnson[2] 1970	Vice President	Executive Vice President, PIMCO.

William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Senior Vice President, PIMCO. Formerly, Vice President and Senior Risk Officer, Fidelity Investments.

Erik C. Brown[1] 1967	Vice President	Senior Vice President, PIMCO.

Trent W. Walker[1] 1974	Assistant Treasurer	Senior Vice President, PIMCO.

Stacie D. Anctil[1] 1969	Assistant Treasurer	Senior Vice President, PIMCO.

Adam Lantz[2] 1965	Assistant Secretary	Vice President and Attorney, PIMCO. Formerly, Director and Associate General Counsel, Merrill Lynch.

[1]	The address of these proposed officers is Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these proposed officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Trust’s proposed officers will be an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Other Funds Managed by PIMCO

PIMCO does not advise or sub-advise any funds with objectives similar to those of a Portfolio.

Brokerage and Research Services

The Portfolios did not pay any commissions to an affiliated broker during the fiscal year ended October 31, 2013.

Independent Registered Public Accounting Firm.

The Audit Oversight Committee of the Board and the full Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Trust and each Portfolio the fiscal year ending October 31, 2014. PwC served as the independent registered public accounting firm of the Trust and each Portfolio for the fiscal year ended October 31, 2013 and also serves as the independent registered public accounting firm of various other investment companies for which AGIFM and/or PIMCO as investment adviser or sub-adviser. PwC is located at 1055 Broadway, Kansas City, Missouri 64105. The Trust does not know of any direct financial or material indirect financial interest of PwC in the Trust.

A representative of PwC, if requested by any Shareholder, will be present at the Special Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-Approval Policies and Procedures. The Trust’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Trust’s independent registered public accounting firm. Under the policies, on an annual basis, the Trust’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Trust. The President of the Trust also pre-approves any permitted non-audit services to be provided to the Trust.

In addition, the Trust’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to AGIFM, PIMCO and any entity controlling, controlled by, or under common control with AGIFM or PIMCO that provides ongoing services to the Trust (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Trust), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

The Trust’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Trust or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of the Trust’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Trust or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

The following tables set forth, for the Trust’s two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust; and (b) those non-audit services provided to AGIFM, PIMCO and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Portfolios’ operations and financial reporting:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
October 31, 2012	$217,815	$0	$52,850	$0
October 31, 2013	$224,815	$0	$54,440	$0

“Audit Fees” represent fees billed for professional services rendered for the audit of the Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represent fees billed for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years. “Tax Fees” represent fees billed for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represent fees, if any, billed for other products and services rendered by the principal accountant to the Trust. AGIFM, in its role as administrator, bears the costs of these audit services at its own expense under its administration agreement with the Portfolios. As discussed above, PIMCO has agreed to (i) pay directly or (ii) reimburse AGIFM for its out-of-pocket expenses in providing these services as they relate to the Portfolios. If Proposal 1 is approved by Shareholders of each Portfolio, PIMCO will become the administrator to the Portfolios and will bear these costs.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

For the Trust’s two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities were as follows:

	Aggregate Non-Audit Fees Billed to Entity
Entity	October 31, 2012	October 31, 2013
Trust	$52,850	$54,440
Service Entities	$6,941,591	$7,436,253

The Trust’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Trust’s Service Entities that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

The following table sets forth amounts the Independent Registered Public Accounting Firm billed to the Trust’s Service Entities for services required to be pre-approved by the Audit Oversight Committee for the Trust’s two most recent fiscal years.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
October 31, 2012	$0	$0	$0
October 31, 2013	$0	$0	$0

Outstanding Shares, Number of Shares Entitled to Vote and Significant Shareholders

Information about the number of outstanding Shares, the number of Shares entitled to vote and significant Shareholders of the Portfolios is set forth in Appendix F.

IV. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on April 9, 2014 are entitled to notice of, and to vote at, the Special Meeting. With respect to Proposal 1 (the approval of the Proposed Advisory Agreement), the presence in person or by proxy of 40% of a Portfolio’s Shares that are entitled to vote constitutes a quorum with respect to that Portfolio. With respect to Proposal 2 (the election of Trustees), the presence in person or by proxy of 40% of the Trust’s Shares that are entitled to vote constitutes a quorum.

Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, Shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by timely delivering a signed, written letter of revocation to the Secretary of the Trust, by properly executing and timely submitting a later-dated proxy vote, or by attending the Special Meeting and voting in person and affirmatively requesting at the Special Meeting that a prior proxy be revoked. Valid photo identification and proof of ownership of Shares may be required to attend the Special Meeting in person.

For certain wrap fee program clients for whom PIMCO serves as adviser or sub-adviser, PIMCO has been granted authority to vote proxies on their behalf. With respect to Portfolio shares held in such client accounts, PIMCO will look to a third-party Industry Service Provider (“ISP”) to provide recommendations on how to vote such Shares in accordance with the ISP’s guidelines which have been adopted by PIMCO. PIMCO intends to follow the recommendations of the ISP.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers/inspectors of elections both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. With respect to Proposal 1 (to approve the Proposed Advisory Agreement) an abstention or broker non-vote will have the effect of a vote AGAINST Proposal 1. As a result, you are urged to complete and send in your proxy or voting instructions so your vote can be counted. So long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of Proposal 2 (to elect Trustees).

Adjournments

In the event that a quorum is not present for purposes of acting on a Proposal, or, even if a quorum is present, if sufficient votes in favor of a Proposal are not received by the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the relevant Portfolio entitled to vote thereon present in person or represented by proxy at the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals. Approval of Proposal 1 by a Portfolio will be final for such Portfolio regardless of whether Proposal 1 has received sufficient votes for approval by any other Portfolio. Any proposal for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to another proposal.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail, e-mail and telephone may be made by officers and Trustees of the Trust and officers and employees of PIMCO, their affiliates and other representatives of the Trust or by wrap program sponsors and their representatives. Under certain circumstances, PIMCO may reimburse certain third parties for their expenses in forwarding the proxy statements and related proxy materials to beneficial owners of the Portfolios. PIMCO has retained [—] to aid in the solicitation of proxies

(which is estimated to cost approximately $77,770), and this cost and the costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Special Meeting (including the costs of any additional solicitation and any adjourned session) will be paid by PIMCO and not by the Trust.

Methods of Voting

Voting by Internet and Touch-Tone Telephone: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. If you have any questions regarding the Proxy Statement or the Proposals please call [—]. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to [—] by the Trust, then a representative can record your instructions over the phone and transmit them to the official tabulator.

As the Special Meeting date approaches, you may receive a call from a representative of [—] if your vote has not yet been received.

Voting by Mail: If you wish to participate in the Special Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Special Meeting and vote in person.

Shareholder Proposals for the Trust’s Next Annual Meeting

Under its Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Shareholder Communications with the Board of Trustees,” any such proposals should be submitted to AllianzGI Managed Accounts Trust, c/o Chief Legal Officer, 1633 Broadway, New York, New York, 10019.

Other Matters

As of the date of this Proxy Statement, the Trust’s officers, PIMCO and AGIFM know of no business to come before the Special Meeting other than as set forth in the Notice. If any other business is properly brought before the Special Meeting, the persons named as proxies will vote in their sole discretion.

The proxy materials sent to each Shareholder will include that Shareholder’s unique control number needed to vote his, her or its Shares. If you need additional copies of this Proxy Statement a, please call [—].

The enclosed proxies are solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the Trust, being held at 10:30 a.m., Eastern time, on June 9, 2014, and at any adjournment(s) or postponement(s) thereof. The Special Meeting is being held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019.

This Proxy Statement is being mailed to Shareholders on or about [—], 2014.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[—], 2014

INDEX OF APPENDICES

APPENDIX A	FORM OF PROPOSED ADVISORY AGREEMENT
APPENDIX B	DESCRIPTION OF PORTFOLIO MANAGEMENT AGREEMENT
APPENDIX C	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF AGIFM
APPENDIX D	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF PIMCO
APPENDIX E	NOMINATING COMMITTEE CHARTER
APPENDIX F	OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

APPENDIX A

FORM OF PROPOSED INVESTMENT ADVISORY CONTRACT

PIMCO MANAGED ACCOUNTS TRUST

840 Newport Center Drive

Newport Beach, California 92660

                    , 2014

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Dear Sirs:

This contract dated                     , 2014 (the “Contract”) is between PIMCO Managed Accounts Trust (the “Trust”), a Massachusetts business trust, and Pacific Investment Management Company LLC (the “Adviser” or “PIMCO”), a Delaware limited liability company. This Contract will confirm the agreement between the Trust and the Adviser as follows:

1. The Trust is an open-end investment company which has separate investment portfolios. This Contract shall apply to these portfolios of the Trust listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended or supplemented from time to time, including to add or remove portfolios (such portfolios as listed on Exhibit A from time to time, the “Portfolios”). Separate classes of shares of beneficial interest in the Trust (“Shares”) may be offered to investors in each Portfolio. The Trust engages in the business of investing and reinvesting the assets of each Portfolio in the manner and in accordance with the investment objective(s), policies and restrictions applicable to that Portfolio as specified in the currently effective Prospectus (such Prospectus is hereafter referred to as the “Prospectus”) and Statement of Additional Information (such Statement of Information is hereafter referred to as the “Statement of Additional Information”) for the Trust included in its registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the “1940 Act”), and the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract, dated                     , 2014, as may be amended from time to time, between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the

Shares. Pursuant to a Supervision and Administration Agreement, dated                     , 2014, as may be amended from time to time, between the Trust and the Adviser, the Trust has also retained the Adviser, in its capacity as the Trust’s administrator, to provide the Portfolios with supervisory, administrative and other services.

2. The Trust hereby appoints PIMCO as the Adviser to provide the investment advisory services with respect to the Portfolios for the period and on the terms set forth in this Contract, as amended or supplemented from time to time. The Adviser accepts such appointment and agrees during such period to render the services herein set forth for the compensation (if any) herein provided.

3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall a Portfolio be responsible for any additional fees or expenses hereunder as a result.

(b) The Adviser shall not be obligated to pay any expenses of or for the Trust or the Portfolios not expressly agreed to by the Adviser under this Contract or otherwise in writing. Without limiting the generality of the foregoing, the Trust and the applicable Portfolio(s) (and not the Adviser) shall be solely responsible for the following fees and expenses unless otherwise agreed to outside of this Contract: salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Trust or any of its Portfolios; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by a Portfolio of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; expenses of all audits by the Trust’s independent public accountants; the Trust’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Massachusetts business trust registered as an open-end management investment company; association membership dues; expenses of the Trust’s custodial services, including any recordkeeping services provided by the custodian; expenses of the Trust’s transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services; costs and/or fees, including legal fees, incident to meetings of the Trust’s shareholders, the preparation, printing and mailings of prospectuses, notices and proxy statements and reports of the

Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, and the expenses of issuing, redeeming, registering and qualifying for sale, Shares with federal and state securities authorities; costs of printing certificates representing Shares of the Portfolios, if any; fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; the Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act and other insurance premiums; brokerage fees and commissions, and other portfolio transaction expenses incurred for any of the Portfolios; organizational and offering expenses of the Trust and the Portfolios and any expenses which are capitalized in accordance with generally accepted accounting principles; and extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement. As such, the Adviser or an affiliate may bear some or all of the foregoing expenses under the terms of one or more other agreements.

4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the Portfolios, including oral and written research, analysis, advice, and statistical and economic data and information.

Consistent with the investment objective(s), policies and restrictions applicable to the Trust and the Portfolios, the Adviser will determine the securities and other assets to be purchased or sold or the other techniques to be utilized (including, but not limited to, the incurrence of leverage and securities lending) by each Portfolio and will determine what portion of each Portfolio shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not, to the extent inconsistent with applicable law, use any material nonpublic information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates.

(b) As manager of the assets of the Portfolios, the Adviser shall make investments for the account of the Portfolios in accordance with the Adviser’s best judgment and within the investment objective(s), policies and restrictions set forth in the Prospectus, the 1940 Act, any applicable SEC exemptive relief, no-action letters or other guidance, and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(c) The Adviser shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Trust and its Portfolios and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(d) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other of its clients, the Adviser, to the extent permitted by applicable law, may, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to seek to obtain the best execution of the order or lower brokerage commissions or other transaction costs, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

(e) The Adviser may cause a Portfolio to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser’s overall responsibilities to the Trust and any other of the Adviser’s clients.

(f) The Adviser may itself, or may cause a Portfolio to, commence, join in, consent to or oppose the reorganization, recapitalization, consolidation, sale, merger, foreclosure, liquidation or readjustment of the finances of any person or the securities or other property thereof, and to deposit any securities or other property with any protective, reorganization or similar committee. Without limiting the generality of the foregoing, the Adviser may represent a Portfolio on a creditors’ (or similar) committee.

(g) The Adviser shall have sole authority to exercise whatever powers the Trust may possess with respect to any of the assets of a Portfolio, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer.

5. The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Contract. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render these services under this Contract, the Trust agrees that neither the Adviser nor its members, officers, directors or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Contract, except by reason of willful misfeasance, bad faith or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties hereunder.

6. (a) In consideration of the services to be rendered by the Adviser under this Contract, each Portfolio of the Trust shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time and in the manner set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio, as applicable, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time. It is understood that the fee rate payable by a Portfolio hereunder may be 0.00%, such that the Adviser agrees to provide the services hereunder to such Portfolio for no compensation. The average daily value of the net assets of a Portfolio shall be determined by taking an average of all the determinations of such amount during such month at the close of business on each business day during such month while this Contract is in effect. Such fee, if any, shall be payable for each month within 5 business days after the end of such month.

If the fees (if any) payable to the Adviser pursuant to this paragraph 6 with respect to a Portfolio begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees payable by the Portfolio for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be pro-rated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of this Contract, a “business day” is any day a Portfolio is open for business or as otherwise provided in the Trust’s Prospectus.

In the event that the Adviser has agreed to a fee waiver or an expense limitation or reimbursement arrangement with a Portfolio, subject to such terms and conditions as the Adviser and the Trust may set forth in such agreement, the compensation due the Adviser hereunder (if any) shall be reduced, and, if necessary, the Adviser shall bear expenses with respect to the Portfolio, to the extent required by such fee waiver or expense limitation or reimbursement arrangement.

7. The Adviser agrees that it shall promptly notify the Trust in the event (i) that the SEC has censured the Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Adviser further agrees to notify the Trust promptly of any material fact known to the Adviser that is not contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

8. (a) This Contract shall take effect as to each Portfolio as of the date indicated above (and, with respect to any amendment, or with respect to any additional Portfolio, the date of the amendment or supplement hereto), and shall remain in effect, unless sooner terminated as provided herein, for one year from such date (or, with respect to any additional Portfolio, the date of the supplement), and shall continue thereafter on an annual basis with respect to such Portfolio provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party; provided, however, that if the continuance of this Contract is submitted to the shareholders of a Portfolio for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Adviser may continue to serve hereunder with respect to such Portfolio in a manner consistent with the 1940 Act. This Contract may not be materially amended with respect to a Portfolio or Portfolios without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the pertinent Portfolio or Portfolios. Exhibit A may be amended from time to time to add new Portfolios without a vote of any shareholders.

(b) This Contract may be terminated with respect to a Portfolio or class of Shares at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio or class or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. The services of the Adviser to each Portfolio under this Contract are not to be deemed exclusive as to the Adviser, and the Adviser will be free to render similar services to other investment companies and other clients. Except to the extent necessary to perform the Adviser’s obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

10. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust or any Portfolio in any way or otherwise be deemed its agent.

11. It is understood that the names “Pacific Investment Management Company LLC” or “PIMCO” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Portfolios may use such names (or derivatives or logos) only as permitted by the Adviser.

12. This Contract shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder, or the Commodity Exchange Act, or any rule or order of the Commodity Futures Trading Commission thereunder.

13. A copy of the Amended and Restated Agreement and Declaration of Trust of the Trust, as amended from time to time, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust and each Portfolio by an officer of the Trust in his or her capacity as an officer and not individually and that the obligations imposed on the Trust and each Portfolio by this Contract are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust or the relevant Portfolio, as applicable.

14. This Contract may be executed in one or more counterparts, each of which shall be deemed to be an original.

(Remainder of page left intentionally blank.)

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO MANAGED ACCOUNTS TRUST

By:
Title:

ACCEPTED:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Title:

EXHIBIT A

(As of                     , 2014)

PIMCO Managed Accounts Trust

Portfolio	Investment Advisory Fee
Fixed Income SHares: Series C	0.00%
Fixed Income SHares: Series LD	0.00%
Fixed Income SHares: Series M	0.00%
Fixed Income SHares: Series R	0.00%
Fixed income SHares: Series TE	0.00%

APPENDIX B

DESCRIPTION OF PORTFOLIO MANAGEMENT AGREEMENT

Description of the Portfolio Management Agreement

PIMCO currently serves as the portfolio manager for each Portfolio pursuant to the Portfolio Management Agreement, dated March 15, 2000 (as novated and amended from time to time), between PIMCO and AGIFM. The Board, including a majority of the Independent Trustees, most recently approved the continuation of the Portfolio Management Agreement with respect to each Portfolio (other than Fixed Income SHares: Series LD), on June 25, 2013. The Portfolio Management Agreement for Fixed Income SHares: Series LD was last approved by the Board on September 17, 2013 in connection with that Portfolio’s organization. The Portfolio Management Agreement was last submitted to the sole initial Shareholders of Fixed Income SHares: Series C and Fixed Income SHares: Series M for approval on March 10, 2000 in connection with the Trust’s organization, and was last submitted to the sole initial shareholders of Fixed Income SHares: Series R, Fixed Income Shares: Series TE, and Fixed Income SHares: Series LD on April 14, 2004, June 11, 2012 and December 5, 2013, respectively, in connection with the organization of those Portfolios.

Services. Under the Portfolio Management Agreement, PIMCO, subject to the supervision of the Board and AGIFM, is obligated to furnish continuously an investment program for each Portfolio and determine the composition of the assets of each Portfolio, including determining of the purchase, retention, or sale of the securities, cash, and other investments for each Portfolio. Under the Portfolio Management Agreement, PIMCO provides investment research and analysis, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of each Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest. PIMCO also places all orders for the purchase and sale of portfolio securities. PIMCO is responsible for providing its portfolio management services in accordance with each Portfolio’s investment objective(s), policies and restrictions, as stated in the Trust’s Registration Statement. It is the present intention of PIMCO that the portfolio management personnel currently managing the day-to-day investment activity of the Portfolios under the Portfolio Management Agreement will continue to manage the Portfolios’ investment activity if the Proposed Advisory Agreement is approved by Shareholders of each Portfolio.

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Compensation. No fee is paid to PIMCO by AGIFM under the Portfolio Management Agreement.

Termination/Amendment. The Portfolio Management Agreement remains in effect only if its continuance is approved at least annually in conformity with the 1940 Act (i.e., approval by the Board or a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Independent Trustees). It can also be terminated as to a Portfolio, by the Trust at any time, without the payment of any penalty, by vote of (1) a majority of the Trustees of the Trust; (2) a majority of the Independent Trustees; or (3) a majority of the outstanding voting shares of the relevant Portfolio, on 60 days’ written notice to the Portfolio Manager. The Portfolio Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). The Portfolio Management Agreement may not be materially amended without a majority vote of the outstanding voting securities (as defined in the 1940 Act) of the pertinent Portfolio or Portfolios.

The approval and implementation of Proposal 1 for any Portfolio is contingent upon the approval of Proposal 1 by all Portfolios, but is not contingent upon the approval of Proposal 2. If Proposal 1 is approved by Shareholders of each Portfolio, the Portfolio Management Agreement will be terminated in connection with the effectiveness of the Proposed Advisory Agreement.

Liability. The Portfolio Management Agreement provides that except for certain indemnification obligations under the agreement and as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, neither PIMCO nor its affiliates or controlling persons shall be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Portfolio Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO’s duties or by reason of reckless disregard of PIMCO’s obligations and duties under the Portfolio Management Agreement.

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APPENDIX C

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF AGIFM

Julian F. Sluyters, Chairman of Management Board

John C. Carroll, Member of Management Board

David B. Jobson, Member of Management Board

John C. Maney, Member of Management Board

Thomas J. Fuccillo, Managing Director and Chief Legal Officer

Albert Pisano, Director and Chief Compliance Officer

Michael J. Puntoriero, Chief Financial Officer

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APPENDIX D

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF PIMCO

William H. Gross, Managing Director, Chief Investment Officer and Executive Committee Member

Douglas M. Hodge, Managing Director, Chief Executive Officer and Executive Committee Member

Jay Jacobs, Managing Director, President and Executive Committee Member

Daniel J. Ivascyn, Managing Director, Deputy Chief Investment Officer and Executive Committee Member

Brent R. Harris, Managing Director and Executive Committee Member

Wendy Cupps, Managing Director and Executive Committee Member

Jon Short, Managing Director and Executive Committee Member

David C. Flattum, Managing Director and General Counsel

Jennifer E. Durham, Managing Director and Chief Compliance Officer

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APPENDIX E

NOMINATING COMMITTEE CHARTER

AllianzGI Managed Accounts Trust (the “Trust”)

The Board of Directors/Trustees (the “Board”) of the Trust and respective series thereof (each, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of the Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

The Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. The Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub-advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The Charter, as may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted pursuant to applicable procedures (See Appendix C) will not be considered by the Committee.

Recommendation of Candidates to the Board

The Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2. All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3. At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4. A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

APPENDIX F

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The following table identifies those investors known to the Trust to own beneficially or of record 5% or more of the voting securities of a Portfolio’s shares as of [—], 2014.

Portfolio	% Ownership
Fixed Income SHares: Series C
Fixed Income SHares: Series M
Fixed Income SHares: Series R
Fixed Income SHares: Series TE
Fixed Income SHares: Series LD

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FORM OF PROXY CARD

[Portfolio Name]

For the Special Meeting of Shareholders to be held on June 9, 2014

The undersigned holder(s) of common shares of AllianzGI Managed Accounts Trust, a Massachusetts business trust (the “Trust”), hereby appoint(s) Lawrence G. Altadonna and Thomas J. Fuccillo, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of shareholders of the Trust (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated [—], 2014.

This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side hereof and, in the discretion of the proxies, on any other matters that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side hereof with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof as they shall decide.

	Signature	Date
[ADDRESS LINE 1]
[ADDRESS LINE 2]
[ADDRESS LINE 3]	Signature (if held jointly)	Date
[ADDRESS LINE 4]
[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]
Title if a corporation, partnership or other entity

Note: Please sign this proxy exactly as your name or names appears on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer and if a partnership, please sign in full partnership name by authorized person.

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This proxy is solicited by the Board of Trustees of the Trust, which unanimously recommends that you vote “FOR” the Proposals.

To vote by Internet:

1) Read the Proxy Statement and have your Proxy Card at hand.	Control Number:
2) Log on to [—] and enter the control number and check digit that appears in the box to the right.
3) Follow the simple instructions.

To vote by Telephone:	Check Digit

1) Read the Proxy Statement and have your Proxy Card at hand.
2) Call toll-free [—] and enter the control number that appears in the box to the right.
3) Follow the simple instructions.

To vote by Mail:

1) Read the Proxy Statement.
2) Vote on the reverse side, sign and date where indicated above, and return the Proxy Card in the postage-paid envelope provided.

We encourage you to vote by Internet or telephone using the control number and check digit that appears above. Voting by Internet or telephone will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

[Portfolio Name] (the “Portfolio”)

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, the shares represented by this proxy will be voted FOR Proposals 1 and 2. Your proxy is important to assure a quorum at the Special Meeting of shareholders, whether or not you plan to attend the Special Meeting in person. Voting now will not affect your right to attend the Special Meeting and vote in person; you may revoke this proxy at any time before it has been voted at the Special Meeting.

To vote mark one box per proposal in blue or black ink. Example:  ☒

  TO VOTE “FOR” ALL PROPOSALS, PLEASE MARK THIS BOX.                                              ☐  FOR ALL PROPOSALS

To vote each proposal individually, please mark one box per proposal.

PROPOSALS:

1.	To approve an Investment Advisory Contract between the Trust, on behalf of the Portfolio, and Pacific Investment Management Company LLC.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To elect or re-elect, as applicable, Trustees to the Board of Trustees.

1) Hans W. Kertess

2) Craig A. Dawson

3) Deborah A. DeCotis

4) Bradford K. Gallagher

5) James A. Jacobson

6) John C. Maney

7) William B. Ogden, IV

8) Alan Rappaport

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Please check this box if you plan to attend the Special Meeting.  ☐

LOG-ON:     Vote on the internet at [—] and follow the on-screen instructions.

CALL:     To vote by phone call toll-free [—] and follow the recorded instructions.

MAIL:     Return the signed proxy card in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on June 9, 2014. The Proxy Statement and the Annual Report to shareholders for the Trust’s fiscal year ended October 31, 2013 are also available at [www.proxyvote.com].

“Scanner Bar Code”

TAG ID:	CUSIP: